Accounts Payables	12 Months Ended
Jun. 30, 2024
Accounts Payables [Abstract]
Accounts payables
8.	Accounts payables

These amounts represent liabilities for services provided to the Group prior to the end of financial year which are unpaid. The amounts are unsecured and are usually paid within 30 days of recognition. Accounts payables are mainly comprised of marketing promotion expenses payables and payable for purchase of goods to third parties as of June 30, 2023 and 2024.